UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): August 28, 2008



                           AMERICARE HEALTH SCAN, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



   Florida                              000-29062             65-0714523
---------------------------------      -----------------    --------------
(State or Other Jurisdiction of        (Commission File     (IRS Employer
 Incorporation or Organization)              Number)         Identification No.)


                               20 NW 181St Street
                              Miami, Florida 33169
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)    (Zip Code)

  Registrant's Telephone Number, Including Area Code:      (305) 770-1141
--------------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


___ Written Communications Pursuant to Rule 425 Under the Securities Act
___ Soliciting Material Pursuant to Rule 14A-12 Under the Exchange Act
___ Pre-commencement Communications Pursuant to Rule 14D-2(b) Under the
    Exchange Act
___ Pre-commencement Communications Pursuant to Rule 13E-4(c) Under the Exchange
    Act

                 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.



     On or about August 18, 2008, the President approved a change in the Company's independent accountant. The independent accountant who had been previously engaged as the principal accountant to audit the Company's financial statements was Berkovits, Lago & Company, LLC Certified Public Accountants. The last financial statements filed with the US Securities and Exchange Commission as of and for the nine months ended September 30, 2003 was reviewed by this independent accountant. The Company has not conducted business since.

     The Company has retained the accounting firm of Dohan and Company, CPAs to serve as the Company's independent accountant to audit the Company's financial statements as of and for the years ended December 31, 2007 and 2006. Prior to its engagement as the Company's independent accountant, Dohan and Company, CPAs had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements or on any matter that was the subject of any prior disagreement between the Company and its previous certifying accountant. The engagement of Dohan and Company, CPAs was effective on August 18, 2008.

     The Company had provided Dohan and Company, CPAs, P.A. with a copy of this Current Report on Form 8-K prior to filing it with the SEC.

                                    SIGNATURE


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          AMERICARE HEALTH SCAN, INC
Date: August 28, 2008


                                          By: /s/ Dr. Joseph P. D'Angelo
                                              --------------------------------

                                              Dr. Joseph P. D'Angelo, President